Ahearn, Jasco + Company, P.A.
                          Certified Public Accountants
                               190 SE 19th Avenue
                             Pompano Beach, FL 33060






Securities and Exchange Commission
Washington, DC 20549


Gentlemen:

We were previously the certifying accountants for First Sunrise, Inc., the predecessor to the registrant, Global Sources Limited. On August 25, 1999 we reported on the financial statements of First Sunrise, Inc. as of and for the year ended December 31, 1998. On May 4, 2000, we resigned as the certifying accountants of Global Sources Limited. We have read the statements included in
Item 4 of the Form 8-K of Global Sources Limited for May 11, 2000, and we agree with such statements.


/s/ Ahearn, Jasco + Company, P.A.
---------------------------------

AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants

Pompano Beach, Florida
May 11, 2000